UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2009
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12209 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Ft. Worth, Texas (Address of principal executive offices	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-5.1
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On May 14, 2009, Range Resources Corporation (“Range”) completed the public offering of $300 million aggregate principal amount of 8% Senior Subordinated Notes due 2019 (the “Notes”), which are fully and unconditionally guaranteed on a senior subordinated basis by certain of Range’s subsidiaries (collectively, the “Subsidiary Guarantors”):
•	American Energy Systems, LLC;

•	Mountain Front Partners, LLC;

•	Range Energy I, Inc.;

•	Range Energy Services Company;

•	Range HoldCo, Inc.;

•	Range Operating New Mexico, Inc.;

•	Range Operating Texas, LLC;

•	Range Production Company;

•	Range Resources — Appalachia, LLC;

•	Range Resources — Midcontinent, LLC;

•	Range Resources — Pine Mountain, Inc.;

•	Range Texas Production, LLC; and

•	REVC Holdco, LLC
     The terms of the Notes are governed by the Indenture, dated as of May 14, 2009 (the “Indenture”), by and among Range, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 14, 2009 (the “Supplemental Indenture”). The notes will mature on May 15, 2019. Interest will accrue from May 14, 2009, and the first interest payment date will be November 15, 2009. Range may redeem some or all of the notes at any time on or after May 15, 2014 at the redemption prices specified in the Supplemental Indenture. Range may also redeem up to 35% of the Notes using all or a portion of the net proceeds of certain public sales of equity interests completed before May 15, 2012. Range may also redeem the notes prior to May 15, 2014 upon payment of the make-whole premium specified in the Supplemental Indenture. If Range sells certain of its assets or upon the occurrence of certain changes in control, Range must offer to repurchase the notes. The notes are unsecured, and are subordinated to all of Range’s existing and future senior debt, rank equally with all of Range’s existing and future senior subordinated debt and rank senior to all of Range’s existing and future subordinated debt. Other material terms of the Notes, the Indenture and the Supplemental Indenture are described in the prospectus supplement, dated May 11, 2009, as filed by Range and the Subsidiary Guarantors with the Securities and Exchange Commission (the “Commission”) on May 12, 2009. The foregoing descriptions of the Indenture and Supplemental Indenture are qualified in their entirety by reference to such Indenture and Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
     Range and the Subsidiary Guarantors registered the sale of the Notes and the underlying guarantees with the Commission pursuant to a Registration Statement on Form S-3 filed on May 11, 2009 (the “Registration Statement”).
     The Notes were sold pursuant to an Underwriting Agreement, dated May 11, 2009 (the “Underwriting Agreement”), by and among Range and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia

Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements by Range, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. Range has agreed with the Underwriters not to offer or sell any debt securities issued or guaranteed by Range having a term of more than one year (other than the Notes) for a period of 60 days after the date of the Underwriting Agreement without the prior written consent of J.P. Morgan Securities Inc.
     The Underwriters or their affiliates have from time to time provided investment banking, commercial banking and financial advisory services to Range and its affiliates, for which they have received customary compensation. The Underwriters and their affiliates may provide similar services in the future. In particular, certain of the underwriters or their affiliates are lenders under Range’s senior credit facility and will receive a portion of the note proceeds from this offering. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in Range’s debt or equity securities or loans, and may do so in the future.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Notes, the Indenture, the Supplemental Indenture and the related guarantees is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
     On May 11, 2009, Range issued a press release announcing the pricing of the public offering of the Notes. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated May 11, 2009, by and among Range Resources Corporation and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC.

4.1	Indenture, dated May 14, 2009, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated May 14, 2009, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 8% Senior Subordinated Notes due 2019.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press Release, dated May 11, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny
Executive Vice President and Chief Financial Officer

Date: May 14, 2009

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated May 11, 2009, by and among Range Resources Corporation and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC.

4.1	Indenture, dated May 14, 2009, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated May 14, 2009, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 8% Senior Subordinated Notes due 2019.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press Release, dated May 11, 2009